                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2004


                           BLUE RIVER BANCSHARES, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                 Indiana                           0-24501                        35-2016637
   --------------------------------     -----------------------------       ---------------------
   (State or other jurisdiction           (Commission File Number)             (IRS Employer
           of incorporation)                                                Identification No.)


           29 East Washington Street
             Shelbyville, Indiana                         46176
             --------------------                       ---------
   (Address of Principal Executive Offices)             Zip Code


                                 (317) 398-9721
   --------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Blue River Bancshares, Inc. (the "Company") under the Securities Act of 1933.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         99.1     Press Release, dated April 30, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 30, 2004, Blue River Bancshares, Inc. issued a press release announcing its 1st quarter 2004 earnings. A copy of the press release is attached hereto as Exhibit 99.1.



                                     * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BLUE RIVER BANCSHARES, INC.
                                      (Registrant)


Date: April 30, 2004                  By:       /s/ Lawrence T. Toombs
                                                -------------------------------
                                               Lawrence T. Toombs, President

                                INDEX TO EXHIBITS


Exhibit No.                       Description

99.1                              Press Release, dated April 30, 2004